Exhibit 99

NEWS RELEASE

The Progressive Corporation 6300 Wilson Mills Road Mayfield Village, Ohio 44143 http://www.progressive.com	Company Contact: Clark Khayat (440) 395-2291

PROGRESSIVE REPORTS JUNE RESULTS

MAYFIELD VILLAGE, OHIO — July 14, 2011 — The Progressive Corporation today reported the following results for June and the second quarter 2011:

	Month				Quarter
(millions, except per share amounts and ratios; unaudited)	2011	2010	Change		2011	2010	Change

Net premiums written	$1,162.0	$1,125.6	3%		$3,837.0	$3,707.9	3%
Net premiums earned	$1,144.5	$1,109.8	3%		$3,719.9	$3,590.2	4%
Net income	$53.1	$56.6	(6)%		$245.2	$211.9	16%
Per share	$.08	$.09	(3)%		$.38	$.32	19%
Pretax net realized gains (losses) on securities (including net impairment losses)	$1.8	$(32.4)	NM		$26.0	$(39.5)	NM
Combined ratio	96.3	92.3	4.0	pts.	93.4	92.7	.7	pts.
Average equivalent shares	643.2	664.8	(3)%		647.9	665.7	(3)%

NM = Not Meaningful

(in thousands; unaudited)	June 2011	June 2010	Change

Policies in Force:
Agency – Auto	4,608.2	4,474.0	3%
Direct – Auto	3,771.3	3,500.0	8%

Total Personal Auto	8,379.5	7,974.0	5%
Total Special Lines	3,796.8	3,618.3	5%

Total Personal Lines	12,176.3	11,592.3	5%

Total Commercial Auto	512.0	520.2	(2)%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT

June 2011

(millions – except per share amounts)

(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$1,162.0

Revenues:
Net premiums earned	$1,144.5
Investment income	40.3
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(3.1)
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses	.9

Net impairment losses recognized in earnings	(2.2)
Net realized gains (losses) on securities	4.0

Total net realized gains (losses) on securities	1.8
Service revenues	2.0

Total revenues	1,188.6

Expenses:
Losses and loss adjustment expenses	847.4
Policy acquisition costs	107.2
Other underwriting expenses	147.4
Investment expenses	1.0
Service expenses	1.7
Interest expense	10.5

Total expenses	1,115.2

Income before income taxes	73.4
Provision for income taxes	20.3	The lower effective tax rate reflects elective tax credits related to the 2010 tax year.

Net income	$53.1

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	638.8

Per share	$.08

Diluted:
Average shares outstanding	638.8
Net effect of dilutive stock-based compensation	4.4

Total equivalent shares	643.2

Per share	$.08

[1]

See the Monthly Commentary at the end of this release. For a description of our reporting and accounting policies, see Note 1 to our 2010 audited consolidated financial statements included in our 2010 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENTS

June 2011 Year-to-Date

(millions – except per share amounts)

(unaudited)

	Year-to-Date
	2011	2010	% Change

Net premiums written	$7,737.0	$7,485.4	3

Revenues:
Net premiums earned	$7,385.2	$7,091.3	4
Investment income	244.1	260.4	(6)
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(4.5)	(17.2)	(74)
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses	.9	5.5	(84)

Net impairment losses recognized in earnings	(3.6)	(11.7)	(69)
Net realized gains (losses) on securities	129.3	3.0	4210

Total net realized gains (losses) on securities	125.7	(8.7)	NM
Service revenues	11.2	9.2	22

Total revenues	7,766.2	7,352.2	6

Expenses:
Losses and loss adjustment expenses	5,169.0	4,966.6	4
Policy acquisition costs	695.0	671.9	3
Other underwriting expenses	920.7	872.7	6
Investment expenses	6.6	8.2	(20)
Service expenses	8.8	10.7	(18)
Interest expense	63.0	70.3	(10)

Total expenses	6,863.1	6,600.4	4

Income before income taxes	903.1	751.8	20
Provision for income taxes	295.0	244.3	21

Net income	$608.1	$507.5	20

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	647.6	660.9	(2)

Per share	$.94	$.77	22

Diluted:
Average shares outstanding	647.6	660.9	(2)
Net effect of dilutive stock-based compensation	4.1	5.2	(21)

Total equivalent shares	651.7	666.1	(2)

Per share	$.93	$.76	22

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT – OTHER INFORMATION

June 2011

(millions – except per share amounts)

(unaudited)

The following table sets forth the comprehensive income (loss) for the period:

	Current Month	Year-to-Date
		2011	2010
Net income	$53.1	$608.1	$507.5

After-tax changes in:
Net unrealized gains (losses) on securities	(56.2)	81.5	127.4
Net non-credit related OTTI losses	(.6)	(.6)	(3.6)

Total net unrealized gains (losses) on securities	(56.8)	80.9	123.8
Net unrealized gains on forecasted transactions	(.3)	(1.6)	(1.6)
Foreign currency translation adjustment	(.1)	.5	(.8)

Comprehensive income (loss)	$(4.1)	$687.9	$628.9

Per share	$(.01)	$1.06	$.94

The following table sets forth the investment results for the period:

	Current Month	Year-to-Date
		2011	2010

Fully taxable equivalent total return:
Fixed-income securities	(.1)%	3.0%	3.7%
Common stocks	(1.6)%	6.8%	(5.9)%
Total portfolio	(.3)%	3.3%	3.1%

Pretax recurring investment book yield	3.3%	3.4%	3.6%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

June 2011

($ in millions)

(unaudited)

Current Month
	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$598.9	$438.8	$1,037.7	$124.3	$0	$1,162.0
% Growth in NPW	1%	6%	3%	7%	NM	3%
Net Premiums Earned	$584.8	$446.9	$1,031.7	$112.5	$.3	$1,144.5
% Growth in NPE	2%	7%	4%	(2)%	NM	3%

GAAP Ratios
Loss/LAE ratio	75.1	72.8	74.1	73.0	NM	74.0
Expense ratio	21.3	23.5	22.2	23.0	NM	22.3

Combined ratio	96.4	96.3	96.3	96.0	NM	96.3

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$13.6
Current accident year						1.1

Calendar year actuarial adjustment	$5.7	$3.5	$9.2	$5.5	$0	$14.7

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$13.6
All other development						5.2

Total development						$18.8

Calendar year loss/LAE ratio						74.0

Accident year loss/LAE ratio						75.6

Statutory Ratios
Loss/LAE ratio						74.1
Expense ratio						22.0

Combined ratio						96.1

[1]

The other businesses generated an underwriting profit of $0.2 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

June 2011 Year-to-Date

($ in millions)

(unaudited)

Year-to-Date
	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$3,943.8	$3,005.3	$6,949.1	$787.9	$0	$7,737.0
% Growth in NPW	2%	7%	4%	0%	NM	3%
Net Premiums Earned	$3,793.7	$2,871.0	$6,664.7	$717.3	$3.2	$7,385.2
% Growth in NPE	3%	8%	5%	(3)%	NM	4%

GAAP Ratios
Loss/LAE ratio	70.2	70.4	70.3	67.1	NM	70.0
Expense ratio	21.1	22.8	21.8	22.4	NM	21.9

Combined ratio	91.3	93.2	92.1	89.5	NM	91.9

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$92.5
Current accident year						24.8

Calendar year actuarial adjustment	$48.6	$39.7	$88.3	$29.0	$0	$117.3

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$92.5
All other development						58.5

Total development						$151.0

Calendar year loss/LAE ratio						70.0

Accident year loss/LAE ratio						72.0

Statutory Ratios
Loss/LAE ratio						70.0
Expense ratio						21.5

Combined ratio						91.5

Statutory Surplus						$5,736.5

NM = Not Meaningful

[1]	For the year, the other businesses generated an underwriting loss of $0.6 million.
[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

June 2011
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $11,499.5)	$11,788.5
Equity securities:
Nonredeemable preferred stocks[1] (cost: $495.5)	1,029.7
Common equities (cost: $1,379.8)	1,867.9
Short-term investments (amortized cost: $1,343.5)	1,343.5

Total investments[2,3,4]	16,029.6
Net premiums receivable	2,982.6
Deferred acquisition costs	451.6
Other assets[3,5]	2,343.8

Total assets	$21,807.6

Unearned premiums	$4,704.3
Loss and loss adjustment expense reserves[5]	7,142.6
Other liabilities	1,652.1
Debt	1,959.1
Shareholders’ equity	6,349.5

Total liabilities and shareholders’ equity	$21,807.6

Common shares outstanding	642.7
Shares repurchased – June	5.6
Average cost per share	$20.91
Book value per share	$9.88
Trailing 12-month return on average shareholders’ equity	18.4%
Net unrealized pretax gains (losses) on investments	$1,304.9
Increase (decrease) from May 2011	$(87.4)
Increase (decrease) from December 2010	$124.4
Debt-to-total capital ratio	23.6%
Fixed-income portfolio duration	2.0 years
Weighted average credit quality	AA-
Year-to-date Gainshare factor	1.17

[1]	As of June 30, 2011, we held certain hybrid securities and recognized a change in fair value of $6.4 million as a realized gain during the period we held these securities.
[2]	Includes $4.3 billion of short-term investments and U.S. Treasury securities.
[3]	Total investments exclude $7.1 million of net unsettled security transactions, which are included in “other assets” as of June 30, 2011.
[4]	Includes $1.6 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.
[5]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $741.4 million, which are included in “other assets.”

Monthly Commentary

•

During June, the Company incurred nearly $23 million, or 2.0 loss ratio points, of catastrophe losses bringing the total catastrophe losses for the quarter to about $125 million, or 3.4 points, compared to $13 million (1.2 points) and $47 million (1.3 points), respectively, for the corresponding periods last year. The states with the largest incurred losses for the month were Texas, Kansas, and Ohio, which together accounted for slightly more than half of the total catastrophe losses.

Events

Progressive is scheduled to hold a one-hour conference call to address questions on Thursday, August 11, 2011 at 9:00 a.m., eastern time, subsequent to the posting of our Shareholders’ Report online and the filing of our Quarterly Report on Form 10-Q with the SEC. Registration for the teleconference and webcast is available at http://investors.progressive.com/events.aspx.

We are currently scheduled to release July results on Wednesday, August 17, 2011, before the market opens.

About Progressive

The Progressive Group of Insurance Companies makes it easy to understand, buy, and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever, and however it’s most convenient for them—online at http://www.progressive.com, by phone at 1-800-PROGRESSIVE, or in-person with a local agent.

Progressive offers insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. We’re the fourth largest auto insurer in the country, the largest seller of motorcycle insurance, and a leader in commercial auto insurance. Progressive also offers car insurance online in Australia at http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, the Snapshot DiscountSM, and a concierge level of claims service.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those reported herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments, including, but not limited to, health care reform and tax law changes; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.